UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2023

MEDAVAIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36533	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4720 East Cotton Gin Loop, Suite 220,
Phoenix, Arizona , 85040
(Address of principal executive offices)(Zip Code)
(877) 830-0826
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDVL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 14, 2023, MedAvail Holdings, Inc. ("MedAvail" or the "Company") issued a press release regarding its financial and operational results for the three months ended June 30, 2023. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The press release includes a discussion of Operating Results, and EBITDA and Adjusted EBITDA, non-GAAP (generally accepted accounting principles) financial measures. The press release also includes reconciliations of those measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.
This information is intended to be furnished under Items 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.
The Company has attached as Exhibit 99.2, MedAvail Holdings, Inc. - Letter to Shareholders and Exhibit 99.3, MedAvail Holdings, Inc. - Investor Presentation, to this Current Report on Form 8-K. Exhibit 99.3 is an investor presentation the Company may use in presentations to investors beginning August 14, 2023.
The information included in this Item 7.01., Exhibit 99.2 and Exhibit 99.3 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The Company undertakes no duty or obligation to update or revise information included in this Report or in Exhibit 99.2 or Exhibit 99.3.
The letter to shareholders and investor presentation attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward looking” rather than historical.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	MedAvail Holdings, Inc. Press Release dated August 14, 2023
99.2	MedAvail Holdings, Inc. Prepared Remarks Letter
99.3	MedAvail Holdings, Inc. Investor Presentation
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAVAIL HOLDINGS, INC.

Date: August 14, 2023	By:	/s/ Ramona Seabaugh
Ramona Seabaugh Chief Financial Officer